UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2002

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:       (206) 701-2000

Registrant’s facsimile number, including area code:          (206) 701-2500

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 5.1

Item 5. Other Events.

     We have received $3,900,000 from one institutional investor, Riverview Group, LLC (the “Investor”), in return for 1,950,000 shares of our common stock. We estimate the net proceeds from this transaction to be approximately $3,615,000. We will use the net proceeds for working capital and general corporate purposes.

     We sold the shares of common stock under our Registration Statement on Form S-3 (No. 333-46092), as supplemented, directly to the Investor in a privately-negotiated transaction in which no party is acting as an underwriter.

     We hereby file as Exhibit 5 to the Registration Statement a legal opinion regarding the validity of the shares sold to the Investor.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits

5.1	Opinion of Kenneth W. Johnson, General Counsel, on the legality of the shares.

23.	Consent of Kenneth W. Johnson (included as part of his opinion filed as Exhibit 5.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.

By:	/s/ JAMES E. ROTTSOLK

James E. Rottsolk Chairman

February 20, 2002